INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 6 - INCOME TAXES

The Company is subject to income taxes in the United States of America. As of December 31, 2012, the Company had a net operating loss carry forward for income tax reporting purposes of approximately $408,000. Section 382 of the Internal Code allows post-change corporations to use pre-change net operating losses, but limit the amount of losses that may be used annually to a percentage of the entity value of the corporation at the date of the ownership change. The applicable percentage is the federal long-term tax-exempt rate for the month during which the change in ownership occurs. As of December 31, 2012, the Company had an estimated deferred tax asset from its net operating losses of $139,000, of which 100% has been fully reserved.